UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21506

Name of Fund: BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Enhanced Capital and Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 – 12/31/2007

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

ANNUAL REPORT | DECEMBER 31, 2007

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

Total Returns as of December 31, 2007	6-month	12-month

U.S. equities (S&P 500 Index)	–1.37%	+ 5.49%

Small cap U.S. equities (Russell 2000 Index)	–7.53	– 1.57

International equities (MSCI Europe, Australasia, Far East Index)	+0.39	+11.17

Fixed income (Lehman Brothers U.S. Aggregate Bond Index)	+5.93	+ 6.97

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+3.22	+ 3.36

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	–0.67	+ 2.27

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the “Fed”) stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25% . In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.

In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of “What’s Ahead in 2008: An Investment Perspective,” or view it online at www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2007

BlackRock Enhanced Capital and Income Fund, Inc.

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc. (CII) seeks to provide investors with a combination of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks in an attempt to generate current income and by employing a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums primarily on the S&P 500 Index.

Fund Information

Symbol on New York Stock Exchange	CII
Initital Offering Date	April 30, 2004
Yield on Closing Market Price as of December 31, 2007 ($20.06)*	9.67%
Current Quarterly Distribution per share of Common Stock**	$.485
Current Annualized Distribution per share of Common Stock**	$1.94

*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value per share:

	12/31/07	12/31/06	Change	High	Low

Market Price	$20.06	$20.41	(1.71%)	$23.19	$18.00
Net Asset Value	$21.36	$22.91	(6.77%)	$24.45	$21.05

The following chart shows the portfolio composition of the Fund’s long-term investments:

Portfolio Composition

Asset Mix				12/31/07	12/31/06

Common Stocks				100%	60%
Preferred Stocks				—	19
Foreign Government Obligations				—	10
Corporate Bonds				—	7
Capital Trusts				—	2
Trust Preferreds				—	1
Municipal Bonds				—	1

4 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Additional Information About Your Investment

Effective May 2, 2007, pursuant to board approval, BlackRock Capital and Income Strategies Fund, Inc. changed its name to BlackRock Enhanced Capital and Income Fund, Inc. (the “the Fund”). This change reflects the Fund's restructuring of its portfolio to invest primarily in equity securities and to utilize an option writing strategy. The Fund will continue to be managed in line with its current investment objective of seeking to provide current income and capital appreciation, and the restructuring of the portfolio was within the Fund's existing prospectus guidelines.

The Benefits and Risks of Leveraging

The Fund utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s Common Stock shareholders are the beneficiaries of the incremental yield.

There was no leverage outstanding as of December 31, 2007.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock’s yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Share Repurchase Program

The Board of Directors of the Fund authorized the Fund, at the discretion of the Fund officers, to engage in periodic open market repurchases of up to 5% of the Fund’s outstanding Common Stock. For the year ended December 31, 2007, the Fund had no repurchases.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

5

Schedule of Investments as of December 31, 2007

(in U.S. dollars)

	Shares
Common Stocks	Held	Value

Aerospace & Defense — 5.8%
Honeywell International, Inc.	47,200	$ 2,906,104
Lockheed Martin Corp.	33,500	3,526,210
Northrop Grumman Corp.	46,800	3,680,352
Raytheon Co.	80,600	4,892,420

		15,005,086

Automobiles — 1.2%
Harley-Davidson, Inc.	5,600	261,576
Honda Motor Co., Ltd. (a)	89,100	2,952,774

		3,214,350

Capital Markets — 4.3%
The Bank of New York Mellon Corp.	128,025	6,242,499
Morgan Stanley	92,100	4,891,431

		11,133,930

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	91,000	4,012,190

Commercial Banks — 0.9%
Wells Fargo & Co.	75,900	2,291,421

Communications Equipment — 0.9%
Alcatel-Lucent SA (a)	329,300	2,410,476

Computers & Peripherals — 4.8%
Hewlett-Packard Co.	62,300	3,144,904
International Business Machines Corp.	68,300	7,383,230
Sun Microsystems, Inc. (d)	103,300	1,872,829

		12,400,963

Diversified Financial Services — 5.8%
Bank of America Corp.	99,627	4,110,610
Citigroup, Inc.	126,200	3,715,328
JPMorgan Chase & Co.	169,472	7,397,453

		15,223,391

Diversified Telecommunication
Services — 5.7%
AT&T Inc.	129,970	5,401,553
Qwest Communications International Inc.	586,600	4,112,066
Verizon Communications, Inc.	120,000	5,242,800

		14,756,419

Electric Utilities — 3.5%
FPL Group, Inc.	68,000	4,609,040
The Southern Co.	112,700	4,367,125

		8,976,165

Energy Equipment & Services — 4.1%
BJ Services Co.	141,000	3,420,660
Halliburton Co.	114,300	4,333,113
Nabors Industries Ltd. (d)	9,900	271,161
Transocean, Inc. (d)	17,930	2,566,680

		10,591,614

	Shares
Common Stocks	Held	Value

Food Products — 7.1%
Archer-Daniels-Midland Co.	29,600	$ 1,374,328
General Mills, Inc.	86,600	4,936,200
Kraft Foods, Inc.	156,100	5,093,543
Unilever NV (a)	191,200	6,971,152

		18,375,223

Health Care Equipment & Supplies — 2.4%
Baxter International, Inc.	56,800	3,297,240
Covidien Ltd.	66,525	2,946,392

		6,243,632

Household Products — 1.7%
Kimberly-Clark Corp.	65,400	4,534,836

IT Services — 1.1%
Unisys Corp. (d)	576,400	2,726,372

Industrial Conglomerates — 4.0%
General Electric Co.	127,600	4,730,132
Koninklijke Philips Electronics NV	64,800	2,770,200
Tyco International Ltd.	75,725	3,002,496

		10,502,828

Insurance — 7.0%
American International Group, Inc.	175,200	10,214,160
Hartford Financial Services Group, Inc. (e)	25,800	2,249,502
The Travelers Cos., Inc.	107,600	5,788,880

		18,252,542

Leisure Equipment & Products — 0.2%
Mattel, Inc.	26,800	510,272

Machinery — 1.4%
Deere & Co.	40,300	3,752,736

Media — 3.5%
CBS Corp. Class B	14,700	400,575
Time Warner, Inc.	370,000	6,108,700
Walt Disney Co.	81,300	2,624,364

		9,133,639

Metals & Mining — 1.5%
Alcoa, Inc.	107,800	3,940,090

Multi-Utilities — 1.8%
Consolidated Edison, Inc.	52,700	2,574,395
Dominion Resources, Inc.	46,400	2,201,680

		4,776,075

Multiline Retail — 0.1%
Macy’s, Inc.	8,800	227,656

Office Electronics — 2.2%
Xerox Corp.	353,900	5,729,641

Oil, Gas & Consumable
Fuels — 9.8%
Anadarko Petroleum Corp.	77,100	5,064,699
Chevron Corp.	48,700	4,545,171
Exxon Mobil Corp.	135,200	12,666,888
Peabody Energy Corp.	51,500	3,174,460

		25,451,218

6 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Schedule of Investments (concluded) (in U.S. dollars)

	Shares
Common Stocks	Held	Value

Pharmaceuticals — 8.3%
Bristol-Myers Squibb Co.	191,400	$ 5,075,928
GlaxoSmithKline Plc (a)	46,500	2,343,135
Johnson & Johnson	51,200	3,415,040
Pfizer, Inc.	176,600	4,014,118
Schering-Plough Corp.	165,600	4,411,584
Wyeth	54,600	2,412,774

		21,672,579

Semiconductors & Semiconductor
Equipment — 5.4%
Fairchild Semiconductor International, Inc. (d)	108,100	1,559,883
Intel Corp.	139,400	3,716,404
LSI Logic Corp. (d)	935,300	4,966,443
Micron Technology, Inc. (d)	524,400	3,801,900

		14,044,630

Specialty Retail — 0.1%
The Gap, Inc.	14,900	317,072

Total Common Stocks
(Cost — $227,177,603) — 96.1%		250,207,046

	Beneficial
Short-Term Securities	Interest	Value

BlackRock Liquidity Series, LLC
Cash Sweep Series, 5.04% (b)(c)	$13,672,894	$ 13,672,894

Total Short-Term Securities
(Cost — $13,672,894) — 5.3%		13,672,894

Total Investments Before Options Written
(Cost — $240,850,497*) — 101.4%		263,879,940

	Number of
Options Written	Contracts

Call Options Written — (1.1%)
Chevron Corp., expiring January 2008 at $90	100	(43,000)
Exxon Mobil Corp., expiring January 2008 at $100	306	(5,355)
S&P 500 Index, expiring January 2008 at $1,475	1,215	(2,782,350)

Total Options Written
(Premiums Received — $4,023,610) — (1.1%)		(2,830,705)

Total Investments, Net of Options Written
(Cost — $236,826,887) — 100.3%		261,049,235
Liabilities in Excess of Other Assets — (0.3%)		(663,795)

Net Assets — 100.0%		$260,385,440

* The cost and unrealized appreciation (depreciation) of investments, as of December 31,
2007, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 241,712,043

Gross unrealized appreciation	$ 39,063,693
Gross unrealized depreciation	(16,895,796)

Net unrealized appreciation	$ 22,167,897

(a) Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Interest
Affiliate	Activity	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$1,662,488	$1,159,893

(c) Represents the current yield as of December 31, 2007. (d) Non-income producing security.

(e) All or portion of security held as collateral in connection with open financial futures contracts.

• For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.

This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

• Financial futures contracts purchased as of December 31, 2007 were as follows:

Number of		Expiration	Face	Unrealized
Contracts	Issue	Date	Value	Depreciation

176	S&P 500 Index	March 2008	$13,093,914	$ (94,114)

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

7

Statement of Assets and Liabilities

As of December 31, 2007

Assets

Investments in unaffiliated securities, at value (identified cost — $227,177,603)		$ 250,207,046
Investments in affiliated securities, at value (identified cost — $13,672,894)		13,672,894
Cash		756
Foreign cash (cost — $9,142)		8,982
Receivables:
Securities sold	$ 1,542,243
Dividends	293,533	1,835,776

Prepaid expenses		521

Total assets		265,725,975

Liabilities

Options written, at value (premiums received — $4,023,610)		2,830,705
Payables:
Dividends to shareholders	2,122,005
Investment advisor	198,676
Variation margin	57,463
Other affiliates	2,464	2,380,608

Accrued expenses and other liabilities		129,222

Total liabilities		5,340,535

Net Assets

Net Assets		$ 260,385,440

Capital

Common Stock, $.10 par value; 200,000,000 shares authorized		$ 1,218,874
Paid-in capital in excess of par		231,130,228
Undistributed realized capital gains — net		3,908,264
Unrealized appreciation — net		24,128,074

Total capital — Equivalent to $21.36 per share based on 12,188,736 shares of capital stock outstanding (market price — $20.06)		$ 260,385,440

See Notes to Financial Statements.

8 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Statement of Operations

For the Year Ended December 31, 2007

Investment Income

Dividends (net of $43,133 foreign withholding tax)		$ 6,493,059
Interest (including $1,159,893 from affiliates)		2,860,565

Total income		9,353,624

Expenses

Investment advisory fees	$ 2,724,358
Loan interest expense	2,174,821
Asset securitization fees	142,957
Accounting services	126,088
Custodian fees	124,477
Professional fees	82,616
Printing and shareholder reports	43,711
Transfer agent fees	30,009
Directors’ fees and expenses	25,099
Pricing services	9,680
Listing fees	9,436
Other	31,949

Total expenses		5,525,201

Investment income — net		3,828,423

Realized & Unrealized Gain (Loss) — Net

Realized gain (loss) on:
Investments — net	20,031,026
Financial futures contracts and swaps — net	(437,906)
Options written — net	4,844,512
Foreign currency transactions — net	4,975	24,442,607

Change in unrealized appreciation/depreciation on:
Investments — net	(18,352,155)
Financial futures contracts and swaps — net	(108,866)
Options written — net	1,050,785
Foreign currency transactions — net	(160)	(17,410,396)

Total realized and unrealized gain — net		7,032,211

Net Increase in Net Assets Resulting from Operations		$ 10,860,634

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

9

Statements of Changes in Net Assets

	For the Year Ended
	December 31,

Increase (Decrease) in Net Assets:	2007	2006

Operations

Investment income — net	$ 3,828,423	$ 4,707,078
Realized gain — net	24,442,607	16,379,925
Change in unrealized appreciation/depreciation — net	(17,410,396)	27,847,886

Net increase in net assets resulting from operations	10,860,634	48,934,889

Dividends & Distributions to Shareholders

Investment income — net	(4,178,081)	(4,463,881)
Realized gain — net	(25,569,419)	(13,797,677)

Net decrease in net assets resulting from dividends and distributions to shareholders	(29,747,500)	(18,261,558)

Capital Stock Transactions

Shares redeemed in repurchase offer	—	(12,039,454)

Net Assets

Total increase (decrease) in net assets	(18,886,866)	18,633,877
Beginning of year	279,272,306	260,638,429

End of year*	$ 260,385,440	$ 279,272,306

* Undistributed investment income — net	—	$ 200,725

See Notes to Financial Statements.

10 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Statement of Cash Flows

For the Year Ended December 31, 2007

Cash Provided by Operating Activities

Net increase in net assets resulting from operations	$ 10,860,634
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in receivables	1,889,199
Decrease in other liabilities	(134,190)
Realized and unrealized gain — net	(7,531,321)
Amortization of premium and discount	445,574
Proceeds from sales and paydowns of long-term securities and options	309,159,110
Purchases of long-term securities and options	(194,658,567)
Purchases of short-term investments	(1,662,451)
Premiums received from options written	31,909,279
Premiums paid on closing options written	(23,023,950)

Cash provided by operating activities	127,253,317

Cash Used for Financing Activities

Cash receipts from borrowings	42,000,000
Cash payments from borrowings	(142,000,000)
Dividends paid to shareholders	(29,069,772)

Cash used for financing activities	(129,069,772)

Cash Impact from Foreign Exchange Fluctuations

Effect of exchange rate on cash	(160)

Cash

Net decrease in cash	(1,816,615)
Cash at beginning of year	1,826,353

Cash and foreign cash at end of year	$ 9,738

Cash Flow

Cash paid for interest	$ 2,297,965

See Notes to Financial Statements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

11

Financial Highlights

				For the Period
		For the Year Ended		April 30, 2004†
The following per share data and ratios have been derived		December 31,		to December 31,
from information provided in the financial statements.	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$ 22.91	$ 20.31	$ 20.76	$ 19.10

Investment income — net	.31***	.37***	.46***	.46
Realized and unrealized gain — net	.58	3.69	.29	1.84

Total from investment operations	.89	4.06	.75	2.30

Less dividends and distributions:
Investment income — net	(.34)	(.33)	(.47)	(.48)
Realized gain — net	(2.10)	(1.13)	(.73)	(.11)
Tax return of capital	—	—	—	(.01)

Total dividends and distributions	(2.44)	(1.46)	(1.20)	(.60)

Offering costs resulting from the issuance of Common Stock	—	—	—	(.04)

Net asset value, end of period	$ 21.36	$ 22.91	$ 20.31	$ 20.76

Market price per share, end of period	$ 20.06	$ 20.41	$ 17.21	$ 18.32

Total Investment Return**

Based on net asset value per share	4.79%	21.70%	4.69%	12.30%‡

Based on market price per share	10.47%	27.95%	.52%	(5.36%)‡

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense	1.19%	1.42%	1.47%	1.20%*

Expenses, net of waiver	1.96%	3.54%	2.96%	1.96%*

Expenses	1.96%	3.54%	2.96%	2.19%*

Investment income — net	1.36%	1.75%	2.28%	3.52%*

Leverage

Amount of borrowings outstanding (in thousands)	—	$ 100,000	$ 109,000	$ 109,000

Average amount of borrowings outstanding during the period (in thousands)	$ 38,788	$ 107,504	$ 109,000	$ 98,750

Average amount of borrowings outstanding per share during the period***	$ 3.18	$ 8.51	$ 8.50	$ 7.70

Supplemental Data

Net assets, end of period (in thousands)	$ 260,385	$ 279,272	$ 260,638	$ 266,345

Portfolio turnover	63%	38%	61%	20%

*	Annualized.

**	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***	Based on average shares outstanding.

† Commencement of operations.

      ‡Aggregate total investment return.

See Notes to Financial Statements.

12 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Enhanced Capital and Income Fund, Inc. (formerly BlackRock Capital and Income Strategies Fund, Inc.) (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock shares are listed on the New York Stock Exchange (“NYSE”) under the symbol CII.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments: The Fund values most of its investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or coun-terparty. Financial futures contracts are traded on exchanges and are valued at their last sale price. Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities may be valued at amortized cost.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board or by the investment advisor using a pricing service and/or procedures approved by the Fund’s Board.

Derivative Financial Instruments: The Fund may engage in various portfolio investment strategies to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Options: The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

•Swaps: The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make peri- odic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a redetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a speci- fied security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are “marked to market” daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

13

Notes to Financial Statements (continued)

•Financial Futures Contracts: The Fund may purchase or sell financial or index futures contracts and options on such futures contracts.

Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund may utilize futures for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. For equity income securities, the Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end and sold during the period. For fixed income securities, the Fund isolates the portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end and sold during the period.

Preferred Stocks: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Stock: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Segregation: In cases in which the 1940 Act, and the interpretive positions of the Securities and Exchange Commission (the “SEC”) require that the Fund segregate assets in connection with certain investments (e.g., when-issued securities or swap agreements), the Fund will, consistent with certain interpretive letters used by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions

14 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Notes to Financial Statements (continued)

are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Acutal results could differ from these estimates and such differences may be material.

Other: Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses are generally pro-rated to the Fund on the basis of relative net assets of all the BlackRock Closed-End Funds.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

Reclassification: Accounting principles generally accepted in the U.S. require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $148,933 has been reclassified between undistributed net realized capital gains and undistributed net investment income as a result of permanent differences attributable to the classification of investments, foreign currency transactions, amortization methods on fixed income securities, and swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC, (the “Advisor”) an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund’s average daily net assets, including the proceeds of any outstanding borrowings used for leverage. In addition, the Advisor has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Advisor, under which the Advisor pays BIM and BFM for their sub-advisory services.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

15

Notes to Financial Statements (concluded)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM, an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

In addition, MLPF&S received $43,108 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

For the year ended December 31, 2007, the Fund reimbursed the Advisor $5,258 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2007 were $189,539,298 and $305,537,619, respectively.

Transactions in options written for the year ended December 31, 2007 were as follows:

	Number of	Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	2,806	$ 461,466
Options written	17,274	31,909,279
Options closed	(14,266)	(23,151,904)
Options expired	(1,770)	(4,716,558)
Options exercised	(2,423)	(478,673)

Outstanding call options written, end
of year	1,621	$ 4,023,610

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended December 31, 2007 remained constant. Shares issued and outstanding for the year ended December 31, 2006 decreased by 641,500, as a result of a share repurchase program.

The shares tendered in the share repurchase program will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

5. Short-Term Borrowings:

On May 18, 2007, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. (“Citicorp”) as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the “Lenders”). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including asset securitization fees and a backstop commitment fee.

For the year ended December 31, 2007, the average amount borrowed was approximately $38,788,000 and the daily weighted average interest rate was 5.61% . There were no short-term borrowings outstanding at December 31, 2007.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

	12/31/2007	12/31/2006

Distributions paid from:
Ordinary income	$ 5,911,539	$ 10,997,211
Long-term capital gains	23,835,961	7,264,347

Total distributions	$ 29,747,500	$ 18,261,558

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 5,025,603
Undistributed long-term capital gains — net	861,592

Total undistributed earnings — net	5,887,195
Capital loss carryforward	—
Unrealized gains — net	22,149,143*

Total accumulated earnings — net	$ 28,036,338

*	The difference between book-basis and tax-basis net unrealized gains is attribut- able primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

16 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Enhanced Capital and Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Enhanced Capital and Income Fund, Inc. (formerly BlackRock Capital and Income Strategies Fund, Inc.)(the “Fund”), including the schedule of investments as of December 31, 2007 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financal highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Enhanced Capital and Income Fund, Inc. as of December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP Princeton, New Jersey February 27, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the per-share distributions paid by BlackRock Enhanced Capital and Income Fund, Inc. during the fiscal year ended December 31, 2007:

				Dividends
				Qualifying for the
			Qualified Dividend	Dividends Received		Short-Term
	Net Ordinary	Long-Term	Income for	Deduction for	Interest-Related	Capital Gain
Payable Date	Dividend	Capital Gains	Individuals (1)	Corporations (1)	Dividends (1)(2)	Dividends (1)(2)

3/30/2007	$.000000	$.505573	$.000000	$.000000	$.000000	$.000000
6/29/2007	.485000	.000000	.312389	.271746	.032932	.142218
9/28/2007	.000000	.485000	.000000	.000000	.000000	.000000
12/31/2007	.000000	.965000	.000000	.000000	.000000	.000000

(1)	The Fund hereby designates the per-share amounts indicated above or the maximum amounts allowable by law.

(2)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

17

Automatic Dividend Reinvestment Plan

How the Plan Works — The Fund offers a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon (the “Plan Agent”). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan — Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan — The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received.

However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees — There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications — The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund’s shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information — All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, One Wall Street, New York, NY 10286, Telephone: 800-432-8224.

18 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Officers and Directors

Number of
BlackRock-
	Position(s)			Advised Funds
Name, Address	Held with	Length of		and Portfolios	Public
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors*

G. Nicholas Beckwith, III	Director	2007 to	Chairman and Chief Executive Officer, Arch Street Management, LLC	111 Funds	None
40 East 52nd Street		present	since 2005; Chairman and CEO, Beckwith Blawnox Property LLC since	108 Portfolios
New York, NY 10022			2005; Chairman and CEO, Beckwith Clearfield Property LLC since
1945			2005; Chairman and CEO, Beckwith Delmont Property LLC since
2005; Chairman and CEO, Beckwith Erie Property LLC since 2005;
Chairman, Penn West Industrial Trucks LLC since 2005; Chairman,
President and Chief Executive Officer, Beckwith Machinery Company
from 1969 to 2005; Chairman of the Board of Directors, University
of Pittsburgh Medical Center since 2002; Board of Directors, Shady
Side Hospital Foundation since 1977; Beckwith Institute for Innovation
In Patient Care since 1991; Member, Advisory Council on Biology and
Medicine, Brown University since 2002; Trustee, Claude Worthington
Benedum Foundation since 1977; Board of Trustees, Chatham College,
University of Pittsburgh since 2003; Emeritus Trustee, Shady Side
Academy since 1977.

Richard E. Cavanagh	Director	2007 to	Trustee, Aircraft Finance Trust (AFT) since 1999; Director, The Guardian	112 Funds	Arch Chemical
40 East 52nd Street	and	present	Life Insurance Company of America since 1998; Chairman and	109 Portfolios	(chemicals and
New York, NY 10022	Chairman of		Trustee, Educational Testing Service (ETS) since 1997; Director, the		allied products)
1946	the Board of		Fremont Group since 1996; President and Chief Executive Officer of
	Directors		The Conferences Board, Inc. (global business research) from 1995 to 2007.

Kent Dixon	Director	2007 to	Consultant/Investor since 1988.	112 Funds	None
40 East 52nd Street	and Member	present		109 Portfolios
New York, NY 10022	of the Audit
1937	Committee

Frank J. Fabozzi	Director	2007 to	Consultant/Editor of The Journal of Portfolio Management; Yale	112 Funds	None
40 East 52nd Street	and Member	present	University, School of Management, Professor in the Practice of	109 Portfolios
New York, NY 10022	of the Audit		Finance and Becton Fellow since 2006; Adjunct Professor of
1948	Committee		Finance and Becton Fellow from 2005 to 2006; Professor in the practice of Finance from 2003 to 2005; Adjunct Professor of
Finance from 1994 to 2003; Author and Editor.

Kathleen F. Feldstein	Director	2007 to	President of Economic Studies, Inc. (a Belmont MA-based private	112 Funds	The McClatchy
40 East 52nd Street		present	economic consulting firm) since 1987; Chair, Board of Trustees,	109 Portfolios	Company
New York, NY 10022			McLean Hospital since 2000; Member of the Board of Partners
1941			Community Healthcare, Inc. since 2005; Member of the Board of
Partners HealthCare and Sherrill House since 1990; Trustee, Museum of Fine Arts, Boston since 1992 and a Member of the Visiting
Committee to the Harvard University Art Museum since 2003;
Trustee, The Committee for Economic Development (research
organization of business leaders and educators) since 1990;
Member of the Advisory Board to the International School of Business,
Brandeis University since 2002.

James T. Flynn	Director,	2004 to	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995	111 Funds	None
40 East 52nd Street	and Member	present	and an employee of JP Morgan in various capacities from 1967	108 Portfolios
New York, NY 10022	of the Audit		to 1995.
1939	Committee

Jerrold B. Harris	Director	2007 to	President and Chief Executive Officer, VWR Scientific Products	111 Funds	BlackRock Kelso
40 East 52nd Street		present	Corporation from 1989 to 1999; Trustee, Ursinus College (education)	108 Portfolios	Capital Corp.
New York, NY 10022			since 2000; Director, Troemner LLC (scientific equipment) since 2000.
1942

*Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

19

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)			Advised Funds
Name, Address	Held with	Length of		and Portfolios	Public
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors* (concluded)

R. Glenn Hubbard	Director	2007 to	Dean of Columbia Business School since 2004; Columbia faculty	112 Funds	ADP (data and
40 East 52nd Street		present	member since 1988; Co-director of Columbia Business School's	109 Portfolios	information services),
New York, NY 10022			Entrepreneurship Program 1997 to 2004; Visiting Professor at the		KKR Financial
1958			John F. Kennedy School of Government at Harvard University and the		Corporation, Duke
			Harvard Business School since 1985, as well as the University of		Realty, Metropolitan
			Chicago since 1994; Deputy Assistant Secretary of the U.S. Treasury		Life Insurance
			Department for Tax Policy from 1991 to 1993; Chairman of the U.S.		Company
Council of Economic Advisers under the President of the United States from 2001 to 2003.

W. Carl Kester	Director	2004 to	Deputy Dean for Academic Affairs, Harvard Business School since	111 Funds	None
40 East 52nd Street	and Member	present	2006; Mizuho Financial Group, Professor of Finance, Harvard Business	108 Portfolios
New York, NY 10022	of the Audit		School; Unit Head, Finance from 2005 to 2006; Senior Associate Dean
1951	Committee		and Chairman of the MBA Program of Harvard Business School from
1999 to 2005, Member of the faculty of Harvard Business School since
1981. Independent Consultant since 1978.

Karen P. Robards	Director	2004 to	Partner of Robards & Company, LLC (financial advisory firm) since	111 Funds	ArtiCure, Inc.
40 East 52nd Street	and	present	1987; Formerly an investment banker with Morgan Stanley for more	108 Portfolios	(medical devices)
New York, NY 10022	Chairperson		than ten years; Director of Enable Medical Corp. from 1996 to 2005;		Care Investment
1950	of the Audit		Director of AtriCure, Inc. (medical devices) since 2000; Director of		Trust, Inc.
	Committee		Care Investment Trust, Inc. (healthcare REIT) since 2007; Co-founder		(healthcare REIT)
and Director of the Cooke Center for Learning and Development
(not-for-profit organization) since 1987.

Robert S. Salomon, Jr.	Director,	2007 to	Principal of STI Management (investment adviser) from 1994 to 2005;	111 Funds	None
40 East 52nd Street	and Member	present	Chairman and CEO of Salomon Brothers Asset Management Inc. from	108 Portfolios
New York, NY 10022	of the Audit		1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds
1936	Committee		from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at
Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from
1980 to 2001.

*Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Interested Directors*

Richard S. Davis	Director	2007 to	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer,	184 Funds	None
40 East 52nd Street		present	State Street Research & Management Company from 2000 to 2005;	289 Portfolios
New York, NY 10022			Chairman of the Board of Trustees, State Street Research mutual funds
1945			("SSR Funds") from 2000 to 2005; Senior Vice President, Metropolitan
Life Insurance Company from 1999 to 2000; Chairman SSR Realty from
2000 to 2004.

Henry Gabbay	Director	2007 to	Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc.	183 Funds	None
40 East 52nd Street		present	from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors,	288 Portfolios
New York, NY 10022			LLC from 1998 to 2007; President of BlackRock Funds and BlackRock
1947			Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the Fund complex from 1989 to 2006.

*	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

20 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Officers and Directors (concluded)

Number of
BlackRock-
	Position(s)				Advised Funds
Name, Address	Held with	Length of			and Portfolios	Public
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years		Overseen	Directorships

Advisory Board Member

Roscoe S. Suddarth*	Member of	2007	President, Middle East Institute, from 1995 to 2001; Foreign Service		111 Funds	None
40 East 52nd Street	the Advisory		Officer, United States Foreign Service, from 1961 to 1995 and		108 Portfolios
New York, NY 10022	Board		Career Minister from 1989 to 1995; Deputy Inspector General, U.S.
1935			Department of State, from 1991 to 1994; U.S. Ambassador to the
Hashemite Kingdom of Jordan from 1987 to 1990.

* Roscoe Suddarth resigned from the Advisory Board of the Fund, effective December 31, 2007.

Fund Officers*

Donald C. Burke	Fund	2007 to	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	present	Managers, L (“MLIM”) and Fund Asset Management, L (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	2007 to	Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers
40 East 52nd Street	President	present	and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance
New York, NY 10022			Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill
1962			Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews	Chief	2007 to	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial	present	of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.
New York, NY 10022	Officer
1966

Jay M. Fife	Treasurer	2007 to	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		present	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	2007 to	Chief Compliance Officer of the Funds since 2007; Managing Director and Senior Counsel thereof since 2005;
40 East 52nd Street	Compliance	present	Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
New York, NY 10022	Officer		Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
1959

Howard Surloff	Secretary	2007 to	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		present	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

* Officers of the Fund serve at the pleasure of the Board of Directors.

Custodian	Transfer Agent		Accounting Agent	Independent Registered Public		Legal Counsel
Brown Brothers	The Bank of New York Mellon		State Street Bank and	Accounting Firm		Skadden, Arps, Slate,
Harriman & Co.	New York, NY 10286		Trust Company	Deloitte & Touche LLP		Meagher & Flom LLP
Boston MA 02109-3661			Princeton, NJ 08540	Princeton, NJ 08540		New York, NY 10036

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

21

Additional Information

Proxy Results

During the six-month period ended December 31, 2007, the shareholders of BlackRock Enhanced Capital and Income Fund, Inc. voted on the following proposal, which was approved at an annual shareholders’ meeting on August 16, 2007. This proposal was part of the reorganization of the Fund’s Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

		Shares Voted	Shares Withheld
		For	From Voting

To elect the Fund’s Directors:	G. Nicholas Beckwith, III	10,889,162	291,435
	Richard E. Cavanagh	10,890,650	289,947
	Richard S. Davis	10,888,952	291,645
	Kent Dixon	10,889,150	291,447
	Frank J. Fabozzi	10,886,150	294,447
	Kathleen F. Feldstein	10,890,440	290,157
	James T. Flynn	10,890,650	289,947
	Henry Gabbay	11,059,526	121,071
	Jerrold B. Harris	10,890,440	290,157
	R. Glenn Hubbard	10,887,650	292,947
	W. Carl Kester	10,890,650	289,947
	Karen . Robards	10,890,650	289,947
	Robert S. Salomon, Jr.	10,890,650	289,947

Fund Certification

In November 2007, the Fund filed its Chief Executive Officer
Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Sock Exchange
Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of
2002 were filed with the Fund’s Form N-CSR and are available on the
Security and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference
Room may be obtained by calling (800) SEC-0330. The Fund’s Form
N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

General Information

The Fund does not make available copies of its Statements of Additional
Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information of the Fund has not been updated after completion of the Fund’s offering and the information contained in the Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Fund’s invest-
ment objective or policies or to the Fund’s character or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day manage-
ment of the Fund’s portfolio.

22 BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC. DECEMBER 31, 2007

Managed Distribution Policy

The Fund has adopted a policy of paying regular distributions on its Common Stock (the “Managed Distribution Policy”). The Fund’s Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund’s Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund’s net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemptive order that will permit the Fund to make periodic distributions of realized long-term capital gains to its shareholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its shareholders for any calendar year exceed the Fund’s net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a shareholder’s tax basis in his or her stock. In effect, a return of capital is the return of a shareholder’s investment in the Fund and will result in a corresponding decline in the Fund’s net asset value. Return of capital distributions also may have the effect of increasing the Fund’s operating expense ratio. Any amounts distributed to a shareholder in excess of such shareholder’s tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund’s performance in any of the first three quarters of the Fund’s fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund’s fourth fiscal quarter in light of the Fund’s performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies. It also is currently expected that the Fund’s investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund’s Common Stock shareholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to shareholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund’s Common Stock.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

DECEMBER 31, 2007

23

This report, including the financial information herein, is transmitted to shareholders of BlackRock Enhanced Capital and Income Fund,
Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common
Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock’s yield. Past performance results shown in
this report should not be considered a representation of future performance. Statements and other information herein are as
dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-
free (800) 441-7762; (2) at www.blackrock.com; and
(3) on the Securities and Exchange Commission’s website at
http://www.sec.gov. Information about how the Fund voted
proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available
upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange
Commission’s website at http://www.sec.gov.

BlackRock Enhanced Capital and Income Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#ECI-12/07

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant's board of directors or trustees, as applicable (the
“board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
independent:
David O. Beim (term ended effective November 1, 2007)
W. Carl Kester
James T. Flynn
Karen P. Robards
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)

The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since
1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the
Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.
The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Enhanced Capital
and Income Fund,	$37,000	$37,000	$8,000	$8,000	$6,100	$6,000	$1,042	$0
Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)	Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Enhanced Capital	$299,642	$3,085,450
and Income Fund, Inc.

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $284,500, 0%

Item 5 – Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Exchange Act (15 U.S.C. 78c(a)(58)(A)):
David O. Beim (term ended effective November 1, 2007)
W. Carl Kester
James T. Flynn
Karen P. Robards
Robert S. Salomon, Jr. (term began effective November 1, 2007)
Kent Dixon (term began effective November 1, 2007)
Frank J. Fabozzi (term began effective November 1, 2007)

Item 6 – Schedule of Investments – The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –
The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and
Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2)
on the Commission’s web site at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2007.

(a)(1) BlackRock Enhanced Capital and Income Fund, Inc. is managed by Kevin Rendino, Managing
Director at BlackRock and Jonathan A. Clark, Managing Director at BlackRock. Mr. Rendino is head of
BlackRock’s Basic Value Equity team. Mr. Clark is a member of BlackRock’s Quantitative Investments team. Mr. Rendino is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Clark is responsible for implementing the Fund’s options strategy. Mr. Rendino has been a member of the Fund’s management team since 2004. Mr. Clark has been a member of the
Fund’s management team since 2007.

Mr. Rendino joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director of
Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006. Mr. Rendino has been with
BlackRock or MLIM since 1990.

Mr. Clark joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President of MLIM from
1999 to 2006. At MLIM, he was a member of the Quantitative Investments team, responsible for managing arbitrage and derivative strategies for enhanced and structured portfolios. He also managed a commodities futures portfolio, and was a member of the Quantitative Investment Committee.

(a)(2) As of December 31, 2007:

				(iii) Number of Other Accounts and
	(ii) Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type				Performance-Based

	Other			Other
(i) Name of	Registered	Other Pooled		Registered	Other Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Kevin Rendino	9	5	0	0	0	0

	$12,949,120,097	$2,489,776,810	$0	$0	$0	$0

Jonathan A.	9	5	0	0	0	0

Clark

$3,174,407,343 $1,243,653,307	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In addition, certain portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of December 31, 2007:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation for Mr. Rendino:

Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to Mr. Rendino, such benchmarks for the equity component of the Fund include the Lipper Large Cap Value Funds classification.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation for Mr. Clark:

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated. With respect to Mr. Clark, such benchmarks include a combination of market-based indices (e.g., The S&P 500 Index, MSCI World Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Rendino and Clark have each received awards under the LTIP.

Deferred Compensation Program —A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products.
Every portfolio manager is eligible to participate in the deferred compensation program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement
Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2007, neither Mr. Rendino nor Mr. Clark beneficially owned any stock issued by the Fund.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance
Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s
Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule
30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-
3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto 12(a)(1) – Code of Ethics – See Item 2 12(a)(2) – Certifications – Attached hereto 12(a)(3) – Not Applicable 12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Capital and Income Fund, Inc.

By: /s/ Donald C. Burke

Donald C. Burke

Chief Executive Officer (principal executive officer) of BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke

Donald C. Burke

Chief Executive Officer (principal executive officer) of BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 21, 2008 By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of BlackRock Enhanced Capital and Income Fund, Inc.

Date: February 21, 2008